UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                           --------------------------

                                  JUNE 21, 2000
                        (DATE OF EARLIEST EVENT REPORTED)

                         UNITED SYSTEMS TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        IOWA                       0-9574                  42-110279
(STATE OR OTHER JURISDICTION     (COMMISSION            (I.R.S. EMPLOYER
    OF INCORPORATION)            FILE NUMBER)        IDENTIFICATION NUMBER)

                           1850 CROWN ROAD, SUITE 1109
                               DALLAS, TEXAS 75234
                                 (972) 402-8600
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND TELEPHONE NUMBER)

                                 (972) 402-8600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On June 21, 2000, the Ontario Superior Court of Justice in Bankruptcy approved United Systems Technology's ("USTI") bid for the purchase of certain assets of Auto Administrator Int'l, Inc. ("Auto Admin"). USTI successfully bid US $255,700 in cash for Auto Admin DOS and Windows source code and software support and licensing agreements for over 300 customers primarily located in Canada. The assets purchased also included the accounts receivable related to these customers as well as substantially all of the fixed assets of Auto Admin.

     The consideration utilized by USTI for this transaction consisted of amounts used from the cash balances of the company.

     The acquisition was arrived at through an arm's-length transaction between USTI and the Ontario Superior Court of Justice. There is no material relationship between Auto Administrator Int'l, Inc. and USTI or any of its affiliates, directors or officers, or associates thereof.

                                        2


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (A)      FINANCIAL STATEMENT OF THE BUSINESS ACQUIRED.

                  Financial statements required, if any, will be filed in an amended 8-K.

         (B)      PRO FORMA FINANCIAL STATEMENTS.

                  Pro forma financial statements required, if any, will be filed in an amended 8-K.

         (C)      EXHIBITS

                  The following documents are filed as exhibits herewith, unless otherwise specified, and are incorporated herein by this reference.

                  99.1     Press Release dated June 21, 2000

                                        3

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         UNITED SYSTEMS TECHNOLOGY, INC.

DATE:  JULY 5, 2000                  BY: /S/ RANDALL L. MCGEE
                                         --------------------
                                         Randall L. McGee, Secretary
                                          and Treasurer (Principal Financial
                                          and Accounting Officer)

                                        4

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                                  EXHIBIT 99.1

                                                               PRESS RELEASE

   FOR IMMEDIATE RELEASE    JUNE 21, 2000

   CONTACT                  MR. RANDY MCGEE
                            VICE PRESIDENT - FINANCE
                            (972) 402-8600

UNITED SYSTEMS TECHNOLOGY, INC. ANNOUNCES PURCHASE OF ASSETS OF AUTO
 ADMINISTRATOR INT'L, INC

     DALLAS, TX: United Systems Technology, Inc. (OTC - USTI) announced today that the Ontario Superior Court of Justice in Bankruptcy has approved USTI's bid for the purchase of substantially all of the assets of Auto Administrator Int'l, Inc. ("Auto Admin"). USTI successfully bid US $255,700 in cash for the Auto Administrator DOS and Windows source code and software support and licensing agreements for over 300 customers primarily located in Canada. The assets purchased also included the accounts receivable related to these customers as well as substantially all of the fixed assets of Auto Administrator, in both the London, Ontario and Winnipeg, Manitoba offices. USTI is in the process of registering a wholly owned Canadian subsidiary, USTI Canada, Inc., which will receive the assets purchased in the transaction and serve as USTI's operating entity in Canada. USTI Canada, Inc. will be staffed by former Auto Admin employees.

     This Press Release contains forward-looking statements, other than historical facts, which reflect the view of Company's management with respect to future events. Such forward-looking statements are based on assumptions made by and information currently available to the Company's management. Although management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from such expectations include, without limitation, the ability of the Company i) to generate levels of revenue and adequate cash flows from its operations to support and maintain its current cost structure and ii) to develop and deliver products that are competitive, accepted by its markets and are not rendered obsolete by changing technology. The forward-looking statements contained herein reflect the current views of the Company's management with respect to future events and are subject to these factors and other risks, uncertainties and assumptions relating to the operations, results of operations and financial position of the Company. The Company assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those contemplated by such forward-looking statements.

     USTI develops, markets and supports application software for local governments and rural water districts. The software applications operate in IBM midrange, network and single user PC platforms. USTI and its subsidiaries have over 2,000 installations in the United States and Canada.


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